UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): June 10, 2008

AmericasBank Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-22925	52-2090433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 York Road, Towson, Maryland	21204
(Address of principal executive offices)	(Zip Code)

(410) 823-0500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b) On June 10, 2008, AmericasBank Corp.’s (the “Company”) board of directors authorized the delisting of the Company’s common stock from the Nasdaq Capital Market. The Company will be publishing a press release with respect to the delisting, which will be posted on its website. The Company is also considering deregistering its common stock under the Securities Act of 1933, which will allow it to cease filing periodic reports with the Securities and Exchange Commission. The Company has not made a final decision in this regard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICASBANK CORP.

Date: June 16, 2008	By:	/s/ A. Gary Rever
A. Gary Rever
Acting President and Chief Executive Officer